Avery Dennison Corporation
Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER*
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Avery Dennison Corporation (the “Company”) hereby certifies, to the best of his knowledge, that:
(i)the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 3, 2026

	/s/	Gregory S. Lovins
Gregory S. Lovins Senior Vice President and Chief Financial Officer
*The above certification accompanies the Company’s Quarterly Report on Form 10-Q and is furnished, not filed, as provided in SEC Release 33-8238, dated June 5, 2003.